Exhibit 99.1

FOR RELEASE September 10, 2021 @ 8:00 AM EASTERN TIME

CLEARDAY, INC. ANNOUNCES COMPLETION OF MERGER BETWEEN SUPERCONDUCTOR TECHNOLOGIES INC. AND ALLIED INTEGRAL UNITED, INC.

Newly Formed Clearday, Inc. Will Provide Next-Generation, Non-Acute,
Longevity Care Services that Support Aging in Place

New Access to Public Markets Gives Clearday the Platform to Accelerate
Expansion of Key Services and Strategic B2B Partnership Initiatives

SAN ANTONIO, Texas, September 10, 2021 – Clearday, Inc. (OTCQB: SCOND), a leader in delivering high-quality, non-acute, longevity care services that enable older Americans to age in place, today announced that the previously announced merger between Allied Integral United, Inc. (AIU) and Superconductor Technologies, Inc. (STI) has been completed, and that name of the Company has been changed to Clearday, Inc.

Moving forward, Clearday will focus on its mission to provide transformative, new non-acute care service models that extend the ability for those with Alzheimer’s, dementia, or other chronic, lifestyle-limiting conditions to live at home and delay the need for residential care. The access to public markets made possible by the completed merger provides Clearday with a platform to accelerate the expansion of key service offerings and strategic B2B partnership initiatives.

“With the closing of the merger, we have arrived at a major milestone for Clearday on our journey to make non-acute longevity care solutions more affordable, accessible, and convenient, not only for aging Americans who require care, but also for those who support them at home,” said Clearday’s Chairman and CEO Jim Walesa. “We believe the market visibility and capitalization options we now may enjoy as a public company will significantly strengthen our ability to achieve this mission.”

Jim Walesa added “We believe that approximately 90% of US seniors now indicate their desire to age at home over the next decade, while roughly 42 million Americans provide unpaid care to a loved one over 50 years old. The challenge of accessing affordable, high-quality care is compounded by the shortage of experienced care professionals in the workforce, which increases pressures on families caring for loved ones.”

Clearday offers a spectrum of innovative services designed to help families successfully support the care of their loved ones in the home environment, as well as B2B partnership programs that enable traditional home care and home health services businesses to elevate and enhance their services with Clearday offerings.

Clearday’s next-generation service offerings and programs were designed and built upon a foundation of care excellence established at Memory Care America, Clearday’s network of residential living centers for those with cognitive deficit conditions, and include:

●	Clearday at Home™ - a breakthrough digital service that provides families with resources and content they need to provide superior care at home for loved ones with Alzheimer’s, dementia, or other lifestyle limiting conditions;

●	The Clearday Network™ - a B2B alliance program that empowers third party, non-acute home care agencies, home health services businesses, and other aligned partners to offer innovative premium care services based on the Clearday at Home™ platform; and

●	Clearday Clubs™ - inspiring, membership-based, daily care destinations that enrich the lives of those with dementia, Alzheimer’s, or other lifestyle-limiting chronic health conditions.

Clearday is also focused on building a multi-channel distribution system for products that complement its mission of improving the quality and safety of the care experience for older Americans. One of these proprietary products incorporates STI’s Sapphire Cryocooler as an enabling technology for enhancing air quality and removing harmful particulates in internal atmospheres, to mitigate aerosol transmission of viruses and pathogens, including COVID-19, influenza, and other diseases and pollutants that pose a significant health threat.

The closing of the merger, combined with previously announced strategic partnerships - including an advisory and development agreement with Sterling Select Group - positions Clearday to accelerate the market development of these products.

“Today represents the dawn of the new Clearday,” added Walesa. “We welcome all STI and AIU stockholders as Clearday stockholders and look forward to the journey ahead.”

Additional details regarding the merger, including the rate for the previously announced reverse stock split and rate for the distribution of the True Up Shares (additional shares of common stock to the STI stockholders of record as of the close of trading on September 9, 2021) are provided in a Current Report on Form 8-K that was filed by the Company today and is available without charge at SEC.gov or from the Company.

About Clearday

Clearday™ is an innovative non-acute longevity health care services company with a modern, hopeful vision for making high quality care options more accessible, affordable, and empowering for older Americans and those who love and care for them. Clearday has decade-long experience in non-acute longevity care through its subsidiary Memory Care America, which operates highly rated residential memory care communities in four U.S. states. Clearday at Home – its digital service – brings Clearday to the intersection of telehealth, Software-as-a-Service (SaaS), and subscription-based content.

Learn more about Clearday at www.myclearday.com.
Learn more about Clearday at Home at www.cleardayathome.com.

Learn more about Clearday Clubs at clubs.myclearday.com.
Learn more about the Clearday Network at https://business.cleardayathome.com

No Offer or Solicitation

This communication is not intended to be and shall not constitute an offer to sell, the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Any statements in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding the merger and other contemplated transactions (including statements relating to the expected ownership of the STI after the merger (the “Company”) and opportunities relating to or resulting from the merger), and statements regarding the nature, potential approval and commercial success of Clearday and its product line, the effects of having shares of capital stock traded on the OTC Market, the Company’s financial resources and cash expenditures. Forward-looking statements are usually identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “ideal,” “may,” “potential,” “will,” “could” and similar expressions. Actual results may differ materially from those indicated by forward-looking statements as a result of various important factors and risks. These factors, risks and uncertainties include, but are not limited to: risks relating to the Company’s ability to correctly estimate and manage its operating expenses; the cash balances of the Company; potential adverse reactions or changes to business relationships resulting from the merger; the success and timing of regulatory submissions; regulatory requirements or developments; changes in capital resource requirements; and other factors discussed in the “Risk Factors” section of STI’s most recent annual report and the registration statement that the Company filed with the Securities and Exchange Commission (SEC) with respect to the merger (registration no. 333-256138), subsequent quarterly reports and in other filings that the Company makes with the SEC from time to time. Risks and uncertainties related to Clearday that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Clearday’s plans to develop and commercialize its products and services, including Clearday at Home and daily care centers and other non-residential daily care services; Clearday’s commercialization, marketing and implementation capabilities and strategy; developments and projections relating to Clearday’s competitors and its industry; the impact of government laws and regulations; and Clearday’s estimates regarding future revenue, expenses and capital requirements. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause their respective views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

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Investor Contact:

Ginny Connolly
ginny@myclearday.com
1.210.451.0839